UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________
FORM 8-K/A
(Amendment no.1)
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2021
___________________
MONGODB, INC.
(Exact Name of Registrant as Specified in its Charter)
___________________

Delaware		001-38240	26-1463205
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,	38th Floor
New York,	NY		10019
(Address of Principal Executive Offices)			(Zip Code)
646-727-4092
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	MDB	The Nasdaq Stock Market LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A is being filed by MongoDB, Inc. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the SEC on June 29, 2021 to announce the preliminary voting results of the Company’s Annual Meeting of Stockholders held on June 29, 2021 (the “Annual Meeting”). This Amendment is being filed to disclose the final, certified voting results received from the inspector of election (the “Inspector of Election”) for the Annual Meeting.

Item 5.07    Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s stockholders voted on the three proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 17, 2021.
Proposal 1 - Election of Directors
Each of Roelof Botha, Dev Ittycheria and John McMahon was elected to serve as a Class I director of the Company’s Board of Directors until the 2024 Annual Meeting of Stockholders and until his successor has been duly elected, or if sooner, until the director’s death, resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Roelof Botha	34,981,131	12,550,237	7,619,717
Dev Ittycheria	41,172,392	6,358,976	7,619,717
John McMahon	41,325,832	6,205,536	7,619,717
Proposal 2 – Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers
The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,012,965	10,458,044	60,359	7,619,717
Proposal 3 – Ratification of the selection of Independent Registered Public Accounting Firm
The stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 31, 2022, by the following votes:

Votes For	Votes Against	Abstentions
54,911,239	224,584	15,262

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONGODB, INC.

Dated: July 6, 2021	By:	/s/ Andrew Stephens
Name: Andrew Stephens Title: General Counsel and Secretary